Exhibit 99.1

NEWS RELEASE

	Contacts:	Rob Capps, President & CEO
MIND Technology, Inc.
281-353-4475

FOR IMMEDIATE RELEASE		Ken Dennard / Zach Vaughan
Dennard Lascar Investor Relations
713-529-6600
MIND@dennardlascar.com

MIND Technology Announces Deferral of Preferred Stock Dividend

THE WOODLANDS, TX, January 5, 2024 – MIND Technology, Inc. (“MIND” or the “Company”) (Nasdaq: MIND) announced today that the Company’s Board of Directors (the “Board”) has elected not to declare a quarterly cash dividend on its 9.00% Series A Cumulative Preferred Stock (“Series A Preferred Stock”) for the fourth quarter of its fiscal year ending January 31, 2024.

The Company may defer dividend payments on the Series A Preferred Stock, but the dividend is a cumulative dividend that accrues for payment in the future. During a deferral period, the Company is prohibited from paying dividends or distributions on its common stock, or redeeming any of those shares.

If the Company does not pay dividends on its Series A Preferred Stock for six or more quarters, the holders of Series A Preferred Stock will have the right to appoint two directors to the Board. The deferral of the dividend on the Series A Preferred Stock for the fourth quarter of the fiscal year ending January 31, 2024 is the sixth quarterly dividend to be deferred. Accordingly, holders of Series A Preferred Stock will have the right to appoint two directors to the Board pursuant to the specific provisions of the Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock, as amended.

About MIND Technology

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit, designs, manufactures and sells specialized, high performance, marine seismic equipment.

Forward-looking Statements

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, future orders and anticipated delivery of existing orders, and future payments of dividends are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for oil and natural gas and the extent of disruptions caused by the COVID-19 outbreak.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

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